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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):


                               February 19, 2002
                          DAVEL COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)
                        Commission File Number: 0-22610


           DELAWARE                                           59-3538257
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification No.)

                             10120 Windhorst Road
                                Tampa, FL 33659


             (Address of principal executive offices)  (zip code)

      Registrant's telephone number, including area code: (813) 628-8000

                                     (N/A)

                              ___________________

                (Former address, if changed since last report)
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Item 5.   Other Events
          ------------

     Execution of Agreement and Plan of Reorganization and Merger
     ------------------------------------------------------------

     On February 21, 2002, Davel Communications, Inc. entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") with PhoneTel Technologies, Inc. In the merger, PhoneTel will become a wholly owned subsidiary of Davel. The Merger Agreement was unanimously approved by the Boards of Directors of both companies and is subject to the approval of the shareholders of both companies.

     In connection with the merger, the existing secured lenders of both Davel and PhoneTel have agreed to exchange a substantial amount of debt for equity securities of the respective companies and to restructure the remaining debt. In addition, Davel and PhoneTel announced that they have each executed amendments to their existing credit agreements and have entered into a new combined $10.0 million senior credit facility.

     In conjunction with the transaction, Davel will also seek shareholder approval to increase the number of authorized shares of common stock from 50,000,000 to 1,000,000,000 and to increase the shares issuable pursuant to Davel's 2000 Long-Term Equity Incentive Plan. No dates have been set for the stockholders' meetings.

     Copies of the Merger Agreement and related documents, as well as copies of the new $10.0 million senior credit facility and related documents and the press release announcing these transactions are attached as exhibits hereto and are incorporated herein by reference. This summary is qualified entirely by reference to the exhibits attached hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

(c)  Exhibits

2.1 Agreement and Plan of Reorganization and Merger, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., DF Merger Corp., PT Merger Corp., and PhoneTel Technologies, Inc.

2.2 Exchange Agreement, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., DF Merger Corp., PhoneTel Technologies, Inc., Cherokee Communications, Inc., and the lenders named therein.

10.1 Seventh Amendment to the Credit Agreement, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., as Borrower, the Domestic Subsidiaries of the Borrower, as Guarantors, the lenders named therein, and PNC Bank, National Association.

10.2 Credit Agreement, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C.,

                                       2
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          the Domestic Subsidiaries of Davel Financing Company, L.L.C., PhoneTel
          Technologies, Inc., Cherokee Communications, Inc., Madeleine L.L.C., and ARK CLO 2000-1, Limited.

10.3 Security Agreement, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., the Domestic Subsidiaries of Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Madeleine L.L.C., and ARK CLO 2000-1, Limited.

10.4 Commitment Letter, dated as of February 19, 2002, by and among Davel Communications, Inc., PhoneTel Technologies, Inc., and the lenders named therein.

10.5 Voting Agreement, effective as of November 1, 2001, by and among AXP Bond Fund, Inc., AXP Variable Portfolio-Bond Fund, a series of AXP Variable Portfolio Income Series, Inc., AXP Variable Portfolio-Managed Fund, a series of AXP Variable Portfolio Managed Series, Inc., Income Portfolio, a series of IDS Life Series Fund, Inc., Managed Portfolio, a series of IDS Life Series Fund, Inc., AXP Variable Portfolio-Extra Income Fund, a series of AXP Variable Portfolio Income Series, Inc. and High Yield Portfolio, a series of Income Trust, and Davel Communications, Inc.

10.6 Voting Agreement, effective as of July 10, 2001, by and between CIBC World Markets Corp. and Davel Communications, Inc.

10.7 Voting Agreement, effective as of July 31, 2001, by and between Pacholder Associates, Inc. and Davel Communications, Inc.

99.1 Joint Press Release of Davel Communications, Inc. and PhoneTel Technologies, Inc., dated February 21, 2002.

SIGNATURE

     Pursuant to the Requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DAVEL COMMUNICATIONS, INC.

Dated: February 27, 2002           By: /s/ Marc S. Bendesky
                                      --------------------------------
                                      Marc S. Bendesky
                                      Chief Financial Officer

                                       3
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                                 Exhibit Index

Exhibit Number      Description of Exhibit
--------------      ----------------------

2.1 Agreement and Plan of Reorganization and Merger, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., DF Merger Corp., PT Merger Corp., and PhoneTel Technologies, Inc.

2.2 Exchange Agreement, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., DF Merger Corp., PhoneTel Technologies, Inc., Cherokee Communications, Inc., and the lenders named therein.

10.1 Seventh Amendment to the Credit Agreement, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., as Borrower, the Domestic Subsidiaries of the Borrower, as Guarantors, the lenders named therein, and PNC Bank, National Association.

10.2 Credit Agreement, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., the Domestic Subsidiaries of Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Madeleine L.L.C., and ARK CLO 2000-1, Limited.

10.3 Security Agreement, dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., the Domestic Subsidiaries of Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Madeleine L.L.C., and ARK CLO 2000-1, Limited.

10.4 Commitment Letter, dated as of February 19, 2002, by and among Davel Communications, Inc., PhoneTel Technologies, Inc., and the lenders named therein.

10.5 Voting Agreement, effective as of November 1, 2001, by and among AXP Bond Fund, Inc., AXP Variable Portfolio-Bond Fund, a series of AXP Variable Portfolio Income Series, Inc., AXP Variable Portfolio-Managed Fund, a series of AXP Variable Portfolio Managed Series, Inc., Income Portfolio, a series of IDS Life Series Fund, Inc., Managed Portfolio, a series of IDS Life Series Fund, Inc., AXP Variable Portfolio-Extra Income Fund, a series of AXP Variable Portfolio Income Series, Inc. and High Yield Portfolio, a series of Income Trust, and Davel Communications, Inc.

                                       4
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Exhibit Number      Description of Exhibit
--------------      ----------------------

10.6 Voting Agreement, effective as of July 10, 2001, by and between CIBC World Markets Corp. and Davel Communications, Inc.

10.7 Voting Agreement, effective as of July 31, 2001, by and between Pacholder Associates, Inc. and Davel Communications, Inc.

99.1 Joint Press Release of Davel Communications, Inc. and PhoneTel Technologies, Inc., dated February 21, 2002.

                                       5